UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2024

Rocky Mountain Chocolate Factory, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36865	47-1535633
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

265 Turner Drive
Durango, Colorado 81303
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code: (970) 259-0554

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RMCF	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Jeffrey R. Geygan as Principal Financial Officer and Principal Accounting Officer

On June 3, 2024, the Board of Directors (the “Board”) of Rocky Mountain Chocolate Factory, Inc. (the “Company”) appointed Jeffrey R. Geygan, the Company’s Interim Chief Executive Officer and a director to serve as the Company’s “principal financial officer” and “principal accounting officer” for purposes of the rules and regulations of the Securities and Exchange Commission (the “SEC”), effective immediately.

Mr. Geygan will continue to serve as the Company’s Interim Chief Executive Officer, principal executive officer, principal accounting officer and principal financial officer until a successor has been identified for the Chief Executive Officer and Chief Financial Officer roles. The Board intends to continue to meet to discuss matters related to the orderly transition and take steps to ensure continuity of business priorities and operations for the Company, including an executive search for permanent hires for the Chief Executive Officer and Chief Financial Officer roles.

The biographical information of Mr. Geygan, as required by Item 401 of Regulation S-K, can be found in the Company’s Current Report on Form 8-K/A, filed with the SEC on May 20, 2024.

There are no arrangements or understandings between Mr. Geygan and any other person pursuant to which he was appointed as an officer or director and Mr. Geygan does not have a direct or indirect material interest in any “related party” transaction required to be separately disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Geygan does not have any family relationships with any of the Company’s directors or executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

Date: June 6, 2024	By:	/s/ Jeffrey R. Geygan
	Name:	Jeffrey R. Geygan
	Title:	Interim Chief Executive Officer